FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             ______________________

                                 CURRENT REPORT

                         Pursuant to Section 13 of 15(d)
                   of the Securities and Exchange Act of 1934

                             _______________________

                        Date of Report:   August 12, 1997

                           F & M BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)

  Wisconsin                  0-14553                 39-1365327
(State or other          (Commission File       (I.R.S. Employer
jurisdiction of              Number)          Identification No.)
incorporation)

  ONE BANK AVENUE, KAUKAUNA, WISCONSIN         54130
  (Address of principal executive offices)     (Zip Code)





               Registrant's telephone number, including area code:
                                 (920) 766-1717

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Item 2.      Acquisition or Disposition of Assets

       On August 12, 1997, F&M Bancorporation, Inc. ("F&M") consummated its previously announced acquisition of Clear Lake Bancorporation, Inc. ("CLB") pursuant to a Plan and Agreement of Merger and Reorganization dated as of June 10, 1997 (the "CLB Agreement"). Under the CLB Agreement, CLB was merged into a wholly-owned subsidiary of F&M (the "CLB Merger"). In the CLB Merger, F&M issued an aggregate of 161,043 shares of F&M Common Stock, $1.00 par value ("F&M Common"), in a per share conversion ratio determined pursuant to a formula set forth in the CLB Agreement.

       On August 14, 1997, F&M consummated its previously announced acquisition of Citizens National Bancorp., Inc. ("CNB") pursuant to a Plan and Agreement of Merger and Reorganization dated as of February 26, 1997, as amended May 29, 1997 and June 23, 1997 (the "CNB Agreement"). Under the CNB Agreement, CNB was merged into a wholly-owned subsidiary of F&M (the "CNB Merger"). In the CNB Merger, F&M issued an aggregate of approximately 577,500 shares of F&M Common, as provided in the CNB Agreement.

       The acquisition transactions were negotiated at arm's length between F&M and the respective directors of each of CLB and CNB (none of whom were or are affiliated with F&M, its affiliates, its directors and officers and their associates). F&M is accounting for the both of the Mergers using the pooling of interests method of accounting; F&M expects that its prior period financial statements will be restated to reflect the CNB Merger but that prior periods will not be restated for the CLB Merger due to its relative size.

       CLB was a holding company owning approximately 98% of the outstanding shares of Landmark Bank, a Wisconsin state bank with four full service offices in western Wisconsin. The bank is being renamed "F&M Bank - Landmark".

       CNB was a holding company owning all of the outstanding shares of Citizens National Bank, a national bank with two full service offices in southwestern Wisconsin. The bank will be renamed "F&M Bank - Darlington, N.A." in the future to reflect its affiliation with F&M.

       Because of the relative sizes of F&M, CLB and CNB, F&M is not required to provide historical financial statements of CLB and CNB, or pro forma financial information of F&M reflecting the Mergers.

Item 7.      Financial Statements and Exhibits

       (a) and (b) Financial statement filing requirements are not applicable because CLB and CNB do not meet the significance tests, as compared to F&M, which would require historical financial information of those entities or pro forma financial information of F&M in this Report.

       (c) Exhibits See the Exhibit Index, following the signatures to this Report, which Exhibit Index is incorporated herein by reference.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 15, 1997                    /s/ Daniel E. Voet
                                   Daniel E. Voet
                                   Chief Financial Officer
                                   and Treasurer

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                    F&M BANCORPORATION, INC.

                          EXHIBIT INDEX
                               to
                     FORM 8-K CURRENT REPORT
                   Dated as of August 12, 1997

Exhibit
Number           Description

2.1      Plan and Agreement of Merger      Incorporated by
         and Reorganization dated as of    reference to Exhibit
         February 27, 1997, as amended     C to the Supplemental
         May 29, 1997 and June 23,         Statement forming
         1997, by and among F&M, F&M       part of the Form of
         Merger Corporation and CNB        Prospectus included
                                           in Post-Effective
                                           Amendment No. 1 to
                                           F&M's Registration on
                                           Form S-4 (No.
                                           333-26373)

2.2      Plan and Agreement of Merger      Filed herewith
         and Reorganization dated as of
         June 10, 1997, by and among
         F&M, F&M Merger Corporation
         and CLB